Exhibit 32.2
APPLIED MATERIALS, INC.
SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with this Annual Report on Form 10-K of Applied Materials, Inc. for the fiscal year ended October 25, 2009, I, George S. Davis, Senior Vice President, Chief Financial Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	this Form 10-K for the fiscal year ended October 25, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in this Form 10-K for the fiscal year ended October 25, 2009 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.
Date: December 11, 2009

/s/ GEORGE S. DAVIS George S. Davis
Senior Vice President, Chief Financial Officer

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